LORD ABBETT TRUST I

Lord Abbett Investment Grade Floating Rate Fund

Supplement dated June 18, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information, each dated

December 1, 2025, as supplemented

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 12 of the summary prospectus and of the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Adam C. Castle, Partner and Head of Securitized Credit	2023
Yoana N. Koleva, Partner and Portfolio Manager	2023
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2023
Devin J. Hagens, Managing Director and Portfolio Manager	2025

The following paragraph replaces the fifth paragraph under “Management and Organization of the Funds” beginning on page 53 of the statutory prospectus:

Investment Grade Floating Rate Fund. Adam Castle, Partner and Head of Securitized Credit, heads the Fund’s team. Mr. Castle joined Lord Abbett in 2015. Additional members of the Fund’s team are Yoana N. Koleva, Partner and Portfolio Manager, Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, and Devin J. Hagens, Managing Director and Portfolio Manager. Messrs. Lee, Hagens, and Ms. Koleva joined Lord Abbett in 1997, 2017, and 2011, respectively. Mr. Hagens was formerly a Portfolio Risk & Analytics Analyst and Equity and Portfolio Product Specialist at Bloomberg L.P. from 2013 to 2017. Messrs. Castle, Lee, Hagens, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund.

The following rows replace the applicable rows of the corresponding table under the heading “Investment Grade Floating Rate Fund” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” on page 7-1 of the statement of additional information (“SAI”):

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Investment Grade Floating Rate Fund
Adam C. Castle	13	72,750.33	7	10,989.33	0	0
Yoana N. Koleva	10	75,568.31	1	2,078.17	1	83.13
Robert A. Lee	18	97,016.50	11	11,608.18	1168	6,134.26
Devin J. Hagens[1]	0	0	0	0	0	0

1 Mr. Hagens was newly added to Investment Grade Floating Rate Fund effective December 1, 2025.

The following rows replace the applicable rows of the corresponding table under the heading “Investment Grade Floating Rate” in the subsection titled “Portfolio Manager Information—Holdings of Portfolio Managers” on page 7-2 of the SAI:

Ownership of Securities	Aggregate Dollar Range of Securities
Investment Grade Floating Rate Fund
Adam C. Castle	$100,001-$500,000
Yoana N. Koleva	$100,001-$500,000
Robert A. Lee	Over $1,000,000
Devin J. Hagens	$100,001-$500,000

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.